UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 3, 2017
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 West Georgia Street, Suite 1830 Vancouver, British Columbia	V6E 2Y3
(Address of principal executive offices)	(Zip Code)

(604) 682-9775
Registrant's telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01	Entry into a Material Definitive Agreement

On March 3, 2017, Uranium Energy Corp. (the “Company”) entered into an amendment (the “Amendment”) to the share purchase and option agreement (the “SPOA”) between CIC Resources Inc. (the “Vendor”) and the Company, which is dated for reference as at March 4, 2016, a copy of which was filed as Exhibit 10.1 to the Company’s Form 8-K filed with the SEC on March 10, 2016, pursuant to which the Company and the Vendor agreed to extend the current “Option Period” under the SPOA for an additional period of one year.

Pursuant to the Amendment, §6.1 of the SPOA was deleted with the following provision being substituted in its stead:

“6.1         If, during the period beginning on the Acquisition Closing Date and ending on that date that is two years from the Acquisition Closing Date (the “Option Period”), the Purchaser has paid or caused to be paid to or on the Vendor’s behalf the Option Price Maintenance Payments as directed by the Vendor from time to time, then:

(a)	the Purchaser may, in its sole discretion, by giving Notice to the Purchaser (the “Voluntary Option Notice”), exercise the Option, or

(b)	if, prior to the exercise of the Option by the Purchaser in Section 6.1(a), the Relinquishment contemplated by Section 7 is achieved and the size of the Property is reduced to the Post-Relinquishment Area, the Vendor shall give Notice to the Purchaser (the “Mandatory Option Notice”) that the Relinquishment has occurred and, upon receipt of the Mandatory Option Notice, the Option is deemed to have been exercised by the Purchaser, and, in the case of either (a) or (b), the Vendor shall assign, sell and transfer all of its right, entitlement and interest in and to all of the CIC Securities to the Purchaser and the Purchaser shall purchase all of the CIC Securities from the Vendor free of all Encumbrances on the terms and subject to the conditions contained in this Agreement.”.

The Company and the Vendor agreed that other than the Amendment as set forth above, all other provisions of the SPOA remain in full force and effect as of the March 3, 2017 and that the SPOA, together with the Amendment, constitutes the entire agreement to date between the Company and the Vendor.

The description of the Amendment set forth above is qualified in its entirety by the Amendment, which is filed as Exhibit 10.1 to this Current Report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Not applicable.

(b)	Pro forma Financial Information

Not applicable.

(c)	Shell Company Transaction

Not applicable.

(d)	Exhibits

Exhibit	Description

10.1	Amendment to Share Purchase and Option Agreement between Uranium Energy Corp. and CIC Resources Inc., dated March 3, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANIUM ENERGY CORP.

DATE: March 9, 2017	By:	/s/ Pat Obara
Pat Obara
Chief Financial Officer

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